SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : July 25, 2000


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of April 1, 2000, providing for the issuance of Aurora Loan Services Mortgage Pass-Through Certificates, Series 2000-2)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-31252-01              74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-5594

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Aurora Loan Services Mortgage Pass-Through Certificates, Series 2000-2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Trust Agreement, dated as of April 1, 2000 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee. On July 25, 2000 distributions were made to the Certificateholders.

     Specific  information  with  respect  to the  distributions  are  filed  as
Exhibits 99.1.   No other  reportable  transactions  or  matters  have
occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on July 25, 2000 is filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK,
                                    not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date:  August 3, 2000          By:   /s/ Kimberly Costa
                                     Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 200

                                  Exhibit 99.1

             Monthly Certificateholder Statement on July 25, 2000

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


             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2000-ALS2
                              STATEMENT TO CERTIFICATEHOLDERS
                                       July 25, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            Original        Prior                                                                                Current
              Face      Principal                                                       Realized  Deferred       Principal
Class        Value        Balance          Principal        Interest       Total        Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1       48,844,000.00    44,812,764.16  3,227,306.67      280,079.78     3,507,386.45     0.00        0.00   41,585,457.49
IA2        1,000,000.00       917,467.13     66,073.76        5,734.17        71,807.93     0.00        0.00      851,393.37
IAP          721,738.00       684,153.77     18,714.03            0.00        18,714.03     0.00        0.00      665,439.74
IIA1     165,599,000.00   159,474,195.56  6,264,508.06      975,616.62     7,240,124.68     0.00        0.00  153,209,687.50
IIA2       1,000,000.00       963,014.24     37,829.38        5,891.44        43,720.82     0.00        0.00      925,184.86
IIAP      18,766,848.00    18,246,423.51    369,464.49            0.00       369,464.49     0.00        0.00   17,876,959.02
B1         8,402,000.00     8,392,637.25      4,792.98       61,371.90        66,164.88     0.00        0.00    8,387,844.27
B2         6,463,000.00     6,455,798.01      3,686.86       47,208.59        50,895.45     0.00        0.00    6,452,111.15
B3         3,101,000.00     3,097,544.43      1,768.99       22,651.07        24,420.06     0.00        0.00    3,095,775.44
B4         2,068,000.00     2,065,695.52      1,179.70       15,105.58        16,285.28     0.00        0.00    2,064,515.82
B5         1,033,000.00     1,031,848.91        589.28        7,545.49         8,134.77     0.00        0.00    1,031,259.63
B6         1,557,932.10     1,556,915.49        857.79       11,385.08        12,242.87     0.00        0.00    1,556,057.70
R                100.00             0.00          0.00            0.00             0.00     0.00        0.00            0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS   258,556,618.10   247,698,457.98  9,996,771.99    1,432,589.72    11,429,361.71     0.00        0.00  237,701,685.99
-----------------------------------------------------------------------------------------------------------------------------------
IAX       49,844,000.00    45,730,231.28          0.00       14,823.81        14,823.81     0.00        0.00   42,436,850.85
IIAX1    166,599,000.00   160,437,209.80          0.00      224,017.20       224,017.20     0.00        0.00  154,134,872.36
IIAX2    166,599,000.00   160,437,209.80          0.00        2,246.18         2,246.18     0.00        0.00  154,134,872.36
-----------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000 of Original Face                                                           Pass-through Rates
------------------------------------------------------------------------------------                ---------------------------
                        Prior                                                       Current                            Current
                       Principal                                                    Principal         Class            Pass-thru
Class      cusip        Factor          Principal      Interest         Total        Factor                             Rate
----------------------------------------------------------------------------------------------------------------------------------
IA1      863572n41    917.46712309   66.07375870      5.73416960      71.80792830  851.39336438        IA1             7.500000%
IA2                   917.46713000   66.07376000      5.73417000      71.80793000  851.39337000        IA2             7.500000%
IAP      863572n66    947.92538290   25.92911832      0.00000000      25.92911832  921.99626457        IAP             0.000000%
IIA1     863572n74    963.01424260   37.82938339      5.89144029      43.72082368  925.18485921        IIA1            7.341250%
IIA2                  963.01424000   37.82938000      5.89144000      43.72082000  925.18486000        IIA2            7.341250%
IIAP     863572p23    972.26894522   19.68708277      0.00000000      19.68708277  952.58186244        IIAP            0.000000%
B1       863572p31    998.88565223    0.57045703      7.30443942       7.87489645  998.31519519        B1              8.755105%
B2       863572p49    998.88565836    0.57045644      7.30443911       7.87489556  998.31520192        B2              8.755105%
B3       863572p56    998.88565946    0.57045792      7.30444050       7.87489842  998.31520155        B3              8.755105%
B4                    998.88564797    0.57045455      7.30443907       7.87489362  998.31519342        B4              8.755105%
B5                    998.88568248    0.57045499      7.30444337       7.87489835  998.31522749        B5              8.755105%
B6                    999.34746193    0.55059524      7.30781528       7.85841052  998.79686669        B6              8.755105%
R        863572p64      0.00000000    0.00000000      0.00000000       0.00000000    0.00000000        R               7.500000%
----------------------------------------------------------------------------------------------------------------------------------
TOTALS                958.00471015   38.66376372      5.54071959      44.20448331  919.34094643
----------------------------------------------------------------------------------------------------------------------------------
IAX      863572n58    917.46712302    0.00000000      0.29740410       0.29740410  851.39336430       IAX              0.388989%
IIAX1    863572n82    963.01424258    0.00000000      1.34464913       1.34464913  925.18485921       IIAX1            1.675550%
IIAX2    863572n90    963.01424258    0.00000000      0.01348255       0.01348255  925.18485921       IIAX2            0.016800%
----------------------------------------------------------------------------------------------------------------------------------

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2000-ALS2
                                       July 25, 2000


Sec. 4.03(i)    Unscheduled Principal Amounts                                            9,854,660.30
                Group 1 Unscheduled Principal                                            3,282,933.74
                Group 2 Unscheduled Principal                                            6,571,726.56

Sec. 4.03(iv)   Aggregate Advances                                                               0.00
                Group 1 Advances                                                                 0.00
                Group 2 Advances                                                                 0.00

Sec. 4.03(v)    Ending Principal Balance                                               237,700,976.09
                Group 1 Principal Balance                                               47,942,490.64
                Group 2 Principal Balance                                              189,758,485.45

Sec. 4.03(vii)  Current Period Realized Losses                                                   0.00
                Group 1 Current Period Realized Losses                                           0.00
                Group 2 Current Period Realized Losses                                           0.00

                Bankruptcy Losses                                                                0.00
                Fraud Losses                                                                     0.00
                Special Hazard Losses                                                            0.00

                Bankruptcy Loss Amount                                                     257,885.00
                Fraud Loss Amount                                                        5,171,132.00
                Special Hazard Loss Amount                                               7,962,224.82

                Servicing Fees (includes Retaind Interest)                                  51,603.70
                Master Servicing Fees                                                        4,128.29
                Trustee Fees                                                                 1,754.52

Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                     Group 1
                Category      Number    Principal Balance   Percentage
                1 month          1          242,079.20         0.5%
                2 Months         0                0.00        0.00%
                3+ Months        0                0.00        0.00%
                Total            1          242,079.20         0.5%


                     Group 2
                Category      Number    Principal Balance   Percentage
                1 month         7        1,569,478.15        0.83%
                2 Months        0                0.00        0.00%
                3+ Months       0                0.00        0.00%
                Total           7        1,569,478.15        0.83%

                     Group Totals
                Category      Number    Principal Balance   Percentage
                1 Month        8         1,811,557.35       0.76%
                2 Months       0                0.00        0.00%
                3+ Months      0                0.00        0.00%
                Total          8         1,811,557.35       0.76%


                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2000-ALS2
                                       July 25, 2000


Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loan
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%


Sec.4.03(viii)     Aggregate Outstanding Interest Shortfalls

                   Class ia1 shortfall                           0.00
                   Class ia2 shortfall                           0.00
                   Class iax shortfall                           0.00
                   Class iia1 shortfall                          0.00
                   Class iia2 shortfal                           0.00
                   Class iiax1 shortfall                         2.11
                   Class iiax2 shortfall                         0.00
                   Class b1 shortfall                            0.00
                   Class b2 shortfall                            0.00
                   Class b3 shortfall                            0.00
                   Class b4 shortfall                            0.00
                   Class b5 shortfall                            0.00
                   Class b6 shortfall                            0.00
                   Class r shortfall                             0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls


                   Class ia1 shortfall                           0.00
                   Class ia2 shortfall                           0.00
                   Class iax shortfall                           0.00
                   Class iia1 shortfall                          0.00
                   Class iia2 shortfal                           0.00
                   Class iiax1 shortfall                         0.00
                   Class iiax2 shortfall                         0.00
                   Class b1 shortfall                            0.00
                   Class b2 shortfall                            0.00
                   Class b3 shortfall                            0.00
                   Class b4 shortfall                            0.00
                   Class b5 shortfall                            0.00
                   Class b6 shortfall                            0.00
                   Class r shortfall                             0.00


If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                Karen Dobres
             THE CHASE MANHATTAN BANK - Structured Finance Services
                        450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                       email:karen.dobres@chase.com
                     ---------------------------------------

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